UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08897

Sparrow Funds

(Exact name of registrant as specified in charter)

211 N. Broadway, Suite 2080  St.Louis   MO  63102

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400  Broadview Heights  OH  44147

 (Name and address of agent for service)

Registrant's telephone number, including area code: (314) 725-6161

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Sparrow Growth Fund

Annual Report

August 31, 2013

Fund Advisor:

Sparrow Capital Management, Inc.

211 N. Broadway, Suite 2080

St. Louis, Missouri 63102

Toll Free: (888) 727-3301

MANAGERS COMMENTARY

AUGUST 31, 2013 (UNAUDITED)

Recently the Federal Reserve announced another round of easing and we continue to add cyclical investments in the financial services and industrial sectors to the portfolio.

During this period, the Fund held on average approximately 80 stocks and remained close to fully invested, with only minor cash balances at various times. In selecting stocks for the Fund, our portfolio management team tends to focus on profitable companies with what we believe have sustainable competitive advantages and are expected to generate either consistent earnings or accelerated growth over time. We also look for companies that we believe have strong balance sheets that have management teams that put their interests in line with shareholders, and have the ability to generate free cash flow. We strive to invest in these types of companies when the value is right with an adequate margin of safety, and barring a major change in the company’s fundamentals or a situation where the stock becomes over-valued, we tend to hold these stocks for a longer period of time.

 Among some of the stocks that contributed positively to performance over the past year:

Priceline Com Incorporated (PCLN) is an online travel company that offers its customers hotel room reservations at over 295,000 hotels worldwide through the Booking.com, priceline.com and Agoda brands. In the United States, it also offers its customers reservations for car rentals, airline tickets, vacation packages, destination services and cruises through the priceline.com brand. It offers car rental reservations worldwide through rentalcars.com. As of December 31, 2012, its international business (the majority of which is generated by Booking.com) represented approximately 82% of its gross bookings, and approximately 92% of its consolidated operating income.

One of the Fund’s investments that contributed negatively to performance but was a good idea at the time of investment and we still hold:

Questcor Pharmaceuticals Inc (QCOR) is a biopharmaceutical company. The Company is focused on the treatment of patients with serious, difficult-to-treat autoimmune and inflammatory disorders. Its primary product is H.P. Acthar Gel (repository corticotropin injection), or Acthar, an injectable drug that is approved by the United States food and drug administration (FDA), for the treatment of 19 indications. Its research and development program is focused on: the evaluation of the use of Acthar for certain on-label indications; the investigation of other potential uses of Acthar for indications not FDA approved; and the expansion of its understanding of how Acthar works in the human body (pharmacology), and ultimately, its mechanisms of action in the disease states for which it is used, or may be used in the future. The Company sells Doral to pharmaceutical wholesalers, which resell Doral primarily to retail pharmacies and hospitals.

As always, we appreciate your business and remain focused on taking care of our shareholders. We here at Sparrow invest our money in the fund which does not guarantee positive results but does keep our focus and attention on your investments

Gerald R. Sparrow

President

SPARROW GROWTH FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2013 (UNAUDITED)

Average Annual Total Returns

(for periods ended August 31, 2013)

	One Year	Five Year	Ten Year	Dollar Value
Sparrow Growth Fund, Class A	20.22%	3.69%	4.79%	$15,963
Sparrow Growth Fund, Class A*	13.34%	2.47%	4.17%	$15,045
S&P 500 Index **	18.69%	7.31%	7.11%	$19,891

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2012 prospectus were:

Net Annual Fund Operating Expenses   2.61%†

Average Annual Total Returns

(for periods ended August 31, 2013)

	One Year	Five Year	Since Inception (1/5/2012)	Dollar Value
Sparrow Growth Fund, Class C	19.59%	N/A	17.36%	$13,044
S&P 500 Index **	18.69%	N/A	18.53%	$13,260

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2012 prospectus were:

Net Annual Fund Operating Expenses   3.19%†

Average Annual Total Returns

(for periods ended August 31, 2013)

	One Year	Five Year	Ten Year	Dollar Value
Sparrow Growth Fund, No Load	20.47%	3.99%	4.63%	$15,737
S&P 500 Index **	18.69%	7.31%	7.11%	$19,891

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2012 prospectus were:

Net Annual Fund Operating Expenses   2.35%†

† Net Annual Fund Operating Expenses include 0.00% of Acquired Fund Fees and Expenses.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. No Load Class and Class C shares are sold with no initial sales charge, and are not subject to a CDSC fee.

**The S&P 500 Index (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

Comparison of a $10,000 Investment in the Sparrow Growth Fund, Class A and the S&P 500 Index

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class A shares and the S&P 500 Index on August 31, 2003 and held through August 31, 2013. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Fund’s returns reflect the deduction of the maximum initial sales load and other recurring fees. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS.  Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed Rafferty Capital Markets, LLC.

Comparison of a $10,000 Investment in the Sparrow Growth Fund, Class C and the S&P 500 Index

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class C shares and the S&P 500 Index on January 5, 2012 (inception date of the Fund, Class C shares) and held through August 31, 2013. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

Comparison of a $10,000 Investment in the Sparrow Growth Fund, No Load Class and the S&P 500 Index

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, No Load Class (previously Class C) shares and the S&P 500 Index on August 31, 2003 and held through August 31, 2013. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
6.23%
Cash Equivalents
0.21%
Consumer Cyclical
37.66%
Consumer Defensive
17.27%
Energy
1.00%
Financial Services
15.43%
Healthcare
7.55%
Industrials
8.57%
Technology
6.08%

Sectors are categorized using Morningstar® classifications.

Sparrow Growth Fund
Schedule of Investments
August 31, 2013

Shares		Fair Value

COMMON STOCKS - 99.93%

Apparel Stores - 3.22%
860	Ross Stores, Inc.	$ 57,844
5,690	The TJX Companies, Inc.	299,977
		357,821
Application Software - 0.61%
770	Manhattan Associates, Inc. *	67,375

Auto Parts Stores - 3.37%
280	AutoZone, Inc. *	117,583
5,100	Dorman Products, Inc.	256,224
		373,807
Beverages - 4.15%
650	Boston Beer Company, Inc. Class A *	137,696
745	Coca-Cola SP ADR	89,415
4,080	Monster Beverage Corp. *	234,151
		461,262
Biological Products - 0.42%
5,915	PDL BioPharma, Inc.	46,965

Biotechnology - 1.02%
1,050	Alexion Pharmaceuticals, Inc. *	113,148

Broadcasting - TV - 0.68%
1,485	CBS Corp. Class B	75,883

Business Services - 1.53%
145	Mastercard, Inc.	87,882
470	Visa, Inc. Class A	81,977
		169,859
Cable & Other Pay Television Services - 2.63%
1,460	Discovery Communications, Inc. Class A *	113,165
2,430	Scripps Networks Interactive, Inc. Class A	178,678
		291,843
Carpet & Rugs - 0.92%
870	Mohawk Industries, Inc. *	102,216

Cement - 1.05%
1,820	Eagle Materials, Inc.	116,771

Cigarettes - 0.68%
1,785	Lorillard, Inc.	75,505

Commodity, Contracts, Brokers & Dealer - 0.80%
7,975	Wisdom Tree Investments, Inc. *	89,320

Consumer Goods - 2.64%
1,800	Ecolab, Inc.	164,430
1,400	Hershey Co.	128,730
		293,160
Crude Petroleum & Natural Gas - 1.01%
3,300	EPL Oil & Gas, Inc. *	111,672

Drug Manufacturers - Major - 0.97%
1,765	Herbalife Ltd.	107,683

Entertainment - Diversified - 3.53%
265	Priceline.com, Inc. *	248,710
2,360	Walt Disney Co.	143,559
		392,269
Fire, Marine & Casualty Insurance - 3.80%
6,720	Employers Holdings, Inc.	178,147
190	Markel Corp. *	97,033
4,220	HCI Group, Inc.	147,151
		422,331
Food & Kindred Products - 2.56%
1,980	The Hain Celestial Group, Inc. *	161,924
2,180	Wolverine World Wide, Inc.	122,625
		284,549
Footwear - 1.43%
2,535	Nike, Inc. Class B	159,249

Footwear (No Rubber) - 1.79%
6,470	Skechers USA, Inc. *	198,823

Hospital & Medical Service Plans - 1.05%
3,475	Molina Healthcare, Inc. *	116,030

Industrial Goods - 2.74%
1,080	DXP Enterprises, Inc. *	73,418
2,705	Fastenal Company	118,993
450	W.W. Grainger, Inc.	111,308
		303,719
Industrial Inorganic Chemicals - 1.01%
2,300	American Pacific Corp. *	112,677

Investment Advice - 0.94%
14,500	Fortress Investment Group, LLC. Class A	104,545

Leather & Leather Products - 1.03%
1,550	Michael Kors Holdings Ltd. *	114,839

Life Insurance - 1.53%
2,470	Torchmark Corp.	170,158

Medical Instruments & Supplies - 1.14%
4,875	Cantel Medical Corp.	126,263

Miscellaneous Consumer Goods & Services - 0.95%
1,220	Green Mountain Coffee Roasters, Inc. *	105,298

Mortgage Bankers & Loan Correspondents - 1.44
3,170	Ocwen Financial Corp. *	159,895

Motor Homes - 1.69%
8,450	Winnebago Industries, Inc. *	188,182

Motor Vehicle Parts & Accessories - 1.97%
5,700	American Axle & Manufacturing Holdings, Inc. *	109,611
3,725	LKQ Corp. *	108,919
		218,530
Operative Builders - 1.00%
3,200	Ryland Group, Inc.	111,424

Ordinance & Accessories (No Vehicles/Guided Missiles) - 0.88%
8,900	Smith & Wesson Holding Corp. *	97,366

Paper Mills - 0.98%
2,600	KapStone Paper & Packaging Corp.	109,200

Personal Credit Institutions - 1.20%
590	Credit Acceptance Corp. *	63,455
810	World Acceptance Corp. *	69,393
		132,848
Personal Products - 0.98%
1,300	Nu Skin Enterprises, Inc. Class A	108,823

Pharmaceutical Preparations - 3.94%
1,500	Jazz Pharmaceuticals Plc *	131,535
785	Perrigo Co.	95,417
4,300	Santarus, Inc. *	96,836
1,700	Questcor Pharmaceuticals, Inc.	113,356
		437,144
Poultry Slaughtering & Processing - 0.86%
6,200	Pilgrim's Pride Corp. *	95,046

Processed & Packaged Goods - 1.40%
4,575	B & G Foods, Inc.	154,955

Radio & TV Broadcasting & Communications - 1.33%
4,200	Ubiquiti Networks, Inc.	147,252

Railroads, Line-Haul Operating - 2.61%
1,300	Union Pacific Corp.	199,602
1,040	Genesee & Wyoming, Inc. Class A *	90,043
		289,645
Recreation Vehicles - 1.53%
1,555	Polaris Industries, Inc.	169,822

Refrigeration & Service Industry Machine - 1.31%
780	Middleby Corp. *	145,033

Regional - Pacific Banks - 1.35%
8,985	CU Bancorp. *	149,870

Resorts & Casinos - 1.04%
6,500	MGM Resorts International *	114,985

Restaurants - 0.96%
650	Panera Bread Co. Class A *	106,613

Retail-Auto Dealers & Gasoline Stations - 1.31%
2,210	Lithia Motors, Inc. Class A	145,020

Retail - Catalog & Mail-Order Houses - 1.01%
2,600	Vipshop Holdings Ltd. ADR *	112,580

Retail Eating & Drinking Places - 3.31%
2,255	Dunkin' Brands Group, Inc.	97,168
3,840	Starbucks Corp.	270,797
		367,965
Retail - Home Furniture, Furnishings & Equipment Stores - 0.84%
1,270	Bed Bath & Beyond, Inc. *	93,650

Retail - Miscellaneous Shopping Goods Stores - 0.87%
1,475	Cabela's, Inc. Class A *	96,657

Retail Stores - 6.10%
730	Amazon.com, Inc. *	205,115
2,460	Dollar Tree, Inc. *	129,642
3,000	GNC Holdings, Inc. Class A	152,610
1,100	Sherwin Williams Co.	189,640
		677,007
Security Brokers, Dealers & Flotation Companies - 0.93%
4,030	Morgan Stanley	103,813

Services - Business Services, NEC - 1.96%
4,250	Envestnet, Inc. *	117,428
4,800	Angie's List, Inc. *	100,608
		218,036
Services - Computer Programming, Data Processing, Etc. - 2.18%
135	Google, Inc. Class A *	114,332
3,100	Facebook, Inc. Class A *	128,011
		242,343
Services - Prepackaged Software - 1.07%
5,700	Tangoe, Inc. *	118,503

Soap, Detergent & Cleaning Preparations - 1.14%
2,140	Church & Dwight Co., Inc.	127,009

State Commercial Banks - 0.94%
6,100	OFG Bancorp *	104,798

Surety Insurance - 0.97%
7,600	Old Republic International Corp.	107,920

Television Broadcasting Stations - 1.00%
3,300	Nexstar Broadcasting Group, Inc. Class A	110,781

Wholesale - Groceries & Related Products - 0.63%
1,145	Domino's Pizza, Inc.	70,349

TOTAL FOR COMMON STOCKS (Cost $9,692,965) - 99.93%		11,098,104

SHORT-TERM INVESTMENTS - 0.20%
22,724	Fidelity Institutional Money Market Govt. Class 0.01% (Cost $22,724) **	22,724

TOTAL INVESTMENTS (Cost $9,715,689) - 100.13%		11,120,828

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.13)%		(14,691)

NET ASSETS - 100.00%		$ 11,106,137

ADR - American Depository Receipt
* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at August 31, 2013.
The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund
Statement of Assets and Liabilities
August 31, 2013

Assets:
Investments in Securities, at Fair Value (Cost $9,715,689)	$ 11,120,828
Receivables:
Dividends and Interest	10,429
Prepaid Expenses	8,446
Total Assets	11,139,703
Liabilities:
Payables:
Due to Advisor	9,542
Trustee Fees	860
Other Accrued Expenses	23,164
Total Liabilities	33,566
Net Assets	$ 11,106,137

Net Assets Consist of:
Paid In Capital	$ 10,351,757
Accumulated Net Investment Loss	(76,440)
Accumulated Realized Loss on Investments	(574,319)
Unrealized Appreciation in Value of Investments	1,405,139
Net Assets	$ 11,106,137

Class A:

Net Assets	$ 9,632,462

Shares outstanding (unlimited number of shares authorized with no par value)	553,088

Net Asset Value	$ 17.42

Offering Price Per Share ($17.42/ 94.25%) (Note 2)	$ 18.48

Short-term Redemption Price Per Share ($17.42 x 0.99) *	$ 17.25

Class C:

Net Assets	$ 307,267

Shares outstanding (unlimited number of shares authorized with no par value)	18,105

Net Asset Value, Redemption Price and Offering Price Per Share	$ 16.97

No Load Class:

Net Assets	$ 1,166,408

Shares outstanding (unlimited number of shares authorized with no par value)	69,547

Net Asset Value, Redemption Price and Offering Price Per Share	$ 16.77

* The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on certain Class A shares redeemed within 18 months of purchase if the shares were purchased without an initial sales charge because they were purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees. See Note 2 for further analysis.

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund
Statement of Operations
For the Fiscal Year Ended August 31, 2013

Investment Income:
Dividends (Net of foreign taxes withheld $1,903)	$ 195,537
Interest	6
Total Investment Income	195,543

Expenses:
Advisory Fees (Note 4)	109,288
Distribution and/or Service (12b-1) Fees (Class A - $48,960;	53,620
Class C - $2,424; No Load Class - $2,236)
Transfer Agent Fees	9,703
Legal Fees	13,264
Accounting Fees	27,614
Audit Fees	14,898
Insurance Fees	943
Custody Fees	13,310
Miscellaneous Fees	3,747
Registration Fees	11,454
Trustee Fees	2,696
Printing and Mailing Fees	1,579
Total Expenses	262,116

Net Investment Loss	(66,573)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	2,078,861
Net Change in Unrealized Appreciation on Investments	(145,914)
Net Realized and Unrealized Gain on Investments	1,932,947

Net Increase in Net Assets Resulting from Operations	$ 1,866,374

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	8/31/2013	8/31/2012
Increase in Net Assets From Operations:
Net Investment Loss	$ (66,573)	$ (164,158)
Net Realized Gain on Investments	2,078,861	627,919
Net Change in Unrealized Appreciation (Depreciation) on Investments	(145,914)	596,397
Net Increase in Net Assets Resulting from Operations	1,866,374	1,060,158

Capital Share Transactions:
Proceeds from Sale of Shares
Class A	2,262,964	7,579,775
Class C *	54,000	217,568
No Load Class	300,649	308,933
Reinvestment of Shares
Class A	-	-
Class C *	-	-
No Load Class	-	-
Cost of Shares Redeemed
Class A	(6,128,058)	(3,184,440)
Class C *	(4,993)	(13,452)
No Load Class	(60,191)	(268,560)
Net Increase (Decrease) from Shareholder Activity	(3,575,629)	4,639,824

Net Assets:
Net Increase (Decrease) in Net Assets	(1,709,255)	5,699,982
Beginning of Period	12,815,392	7,115,410
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(76,440) and $(124,897), respectively)	$ 11,106,137	$ 12,815,392

Share Transactions:
Shares Sold
Class A	135,338	550,143
Class C *	3,272	16,052
No Load Class	19,417	22,737
Reinvestment of Shares
Class A	-	-
Class C *	-	-
No Load Class	-	-
Shares Redeemed
Class A	(399,986)	(228,887)
Class C *	(323)	(896)
No Load Class	(4,071)	(20,234)
Net Increase (Decrease) in Shares	(246,353)	338,915

* Class C operations commenced on January 5, 2012.
The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund - Class A
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	8/31/2013	8/31/2012	8/31/2011	8/31/2010	8/31/2009

Net Asset Value, at Beginning of Year	$ 14.49	$ 13.03	$ 10.27	$ 10.03	$ 14.61

Income From Investment Operations:
Net Investment Income (Loss) (a)	(0.09)	(0.21)	(0.18)	0.03	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	3.02	1.67	2.98	0.23	(4.60)
Total from Investment Operations	2.93	1.46	2.80	0.26	(4.58)

Distributions:
Net Investment Income	-	-	(0.03)	(0.02)	-
Realized Gains	-	-	-	-	-
Return of Capital	-	-	(0.01)	-	-
Total from Distributions	-	-	(0.04)	(0.02)	-

Net Asset Value, at End of Year	$ 17.42	$ 14.49	$ 13.03	$ 10.27	$ 10.03

Total Return (b)	20.22%	11.20%	27.25%	2.63%	(31.35)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,632	$ 11,846	$ 6,470	$ 4,923	$ 5,812
Before Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	2.41%	2.61%	2.68%	2.72%	2.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.61)%	(1.52)%	(1.79)%	(0.69)%	(0.92)%
After Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	2.41%	2.61%	2.28%	1.75%	1.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.61)%	(1.52)%	(1.40)%	0.29%	0.23%
Portfolio Turnover (c)	234.17%	149.36%	168.72%	129.93%	131.44%

(a) Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return does not reflect load.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.
The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year Ended	For the Period Ended	(e)
	8/31/2013	8/31/2012

Net Asset Value, at Beginning of Period	$ 14.19	$ 13.01

Income From Investment Operations:
Net Investment Loss (a)	(0.19)	(0.18)
Net Gain on Securities (Realized and Unrealized)	2.97	1.36
Total from Investment Operations	2.78	1.18

Distributions:
Net Investment Income	-	-
Realized Gains	-	-
Total from Distributions	-	-

Net Asset Value, at End of Period	$ 16.97	$ 14.19

Total Return (b)	19.59%	9.07%	(f)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 307	$ 215

Ratio of Expenses to Average Net Assets	2.92%	3.19%	(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.22)%	(1.97)%	(d)

Portfolio Turnover (c)	234.17%	149.36%	(f)

(a) Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.
(d) Annualized
(e) Period began January 5, 2012.
(f) Not annualized
The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund - No Load Class (Formerly Class C)
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	8/31/2013	8/31/2012	8/31/2011	8/31/2010	8/31/2009

Net Asset Value, at Beginning of Year	$ 13.92	$ 12.48	$ 9.87	$ 9.64	$ 13.95

Income From Investment Operations:
Net Investment Income (Loss) (a)	(0.07)	(0.17)	(0.13)	0.03	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	2.92	1.61	2.84	0.23	(4.35)
Total from Investment Operations	2.85	1.44	2.71	0.26	(4.31)

Distributions:
Net Investment Income	-	-	(0.08)	(0.03)	-
Realized Gains	-	-	-	-	-
Return of Capital	-	-	(0.02)	-	-
Total from Distributions	-	-	(0.10)	(0.03)	-

Net Asset Value, at End of Year	$ 16.77	$ 13.92	$ 12.48	$ 9.87	$ 9.64

Total Return (b)	20.47%	11.54%	27.51%	2.71%	(30.90)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,166	$ 754	$ 645	$ 757	$ 456
Before Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	2.17%	2.35%	2.55%	2.46%	2.83%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.49)%	(1.29)%	(1.56)%	(0.42)%	(0.77)%
After Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	2.17%	2.35%	2.03%	1.50%	1.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.49)%	(1.29)%	(1.05)%	0.54%	0.39%
Portfolio Turnover (c)	234.17%	149.36%	168.72%	129.93%	131.44%

(a) Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.
The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013

NOTE 1. ORGANIZATION

The Sparrow Growth Fund (the “Fund”) was organized as a series of the Sparrow Funds (the “Trust”) on July 14, 1998, and commenced operations on October 4, 1998. The Trust is an open-end diversified investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the “Trust Agreement”). The Fund’s investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Board has authorized three classes of shares: Class A shares, Class C shares, and No Load Class shares. Each class is subject to different expenses and a different sales charge structure. The investment advisor to the Fund is Sparrow Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

Security Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains. Federal income tax capital loss carryforwards generated in prior years will be used to offset a portion of current year’s realized gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended August 31, 2013, management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  As of and during the year ended August 31, 2013, the Fund did not incur any interest or penalties.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The first-in first-out (FIFO) method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and taxable capital gains at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless a shareholder requests cash distributions on the shareholder’s application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Due to permanent book to tax differences, $115,030 of net investment loss has been reclassified to paid in capital by management.  Reclassifications have no effect on net assets, results of operations or net asset value per share of the Fund.

Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Sales Charges - With respect to Class A shares, there is a 5.75% maximum initial sales charge, except on purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees. However, shares that are exempt from the initial sales charge will be subject to a contingent deferred sales charge (“CDSC”) of 1%, based on the lower of the shares’ cost or current net asset value (“NAV”), if the shares are redeemed within eighteen months of purchase. Effective October 1, 2008, the Fund’s Class C shares were reclassified as No Load Class shares and the fee structure was changed. With respect to No Load Class shares, there is no initial sales charge or CDSC. Effective January 5, 2012, the Fund opened up a new Class C of shares. There are no CDSC and redemption fees associated with this class of shares.

Allocation of Income and Expenses, Realized and Unrealized Gains and Losses – Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses are allocated on a daily basis to each class of shares based upon their relative net assets. Class-specific expenses are charged directly to the respective share class.

NOTE 3. SECURITIES VALUATIONS

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements - A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs) - Equity securities are generally valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price.  Generally, if the security is traded in an active market and is valued at the last sale price in an active market, the security is categorized as Level 1 within the fair value hierarchy.  When the security position is not considered to be part of an active market, or when the security is valued at the bid price, the position is generally categorized as Level 2 in the fair value hierarchy.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees and are categorized as Level 3 within the fair value hierarchy. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the Fund.  These securities are categorized as Level 1 within the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of August 31, 2013:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock (including ADR’s)	$11,098,104	$0	$0	$11,098,104
Short-Term Investments	22,724	0	0	22,724
Total	$11,120,828	$0	$0	$11,120,828

The Fund did not hold any Level 3 assets during the year ended August 31, 2013. For more detail on the investments in common stocks please refer to the Schedule of Investments.  The Fund did not hold any derivative instruments at any time during the year ended August 31, 2013. There were no transfers into or out of Level 1 or Level 2 during the year ended August 31, 2013. The Fund considers transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

NOTE 4. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund’s investments. The President of the Advisor is also a Trustee of the Trust.

Under the terms of the management agreement between the Advisor and the Trust on behalf of the Fund (the “Agreement”), the Advisor manages the Fund’s investments. The Fund pays the Advisor a management fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Fund pays all of its operating expenses.  Effective October 1, 2008, the Advisor contractually agreed to waive its management fee and/or to reimburse certain operating expenses to the extent necessary to maintain the Fund’s total annual operating expenses, excluding interest, brokerage fees and commissions, taxes, 12b-1 fees, extraordinary litigation expenses, any indirect expenses (such as fees and expenses incurred by other investment companies in which the Fund may invest), and certain expenses incurred in connection with the closing of the Fund or the class at 1.25% of the average daily net assets for each class. The contractual agreement expired as of December 31, 2010, and the Advisor did not renew the contractual obligation to the Fund. Each fee waiver and expense reimbursement by the Advisor for the Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.25% expense limitation. For the year ended August 31, 2013, the Advisor earned fees of $109,288 from the Fund. As of August 31, 2013, the Fund owed $9,542 to the Advisor.  The Advisor has not recouped any previously waived fees through August 31, 2013.  At August 31, 2013, the amount subject to future recoupment is as follows:

Fiscal Year Ended	Recoverable Through	Amount
August 31, 2011	August 31, 2014	$27,562

Rafferty Capital Markets, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Fund has adopted Distribution Plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

Under the Plans, the Fund pays an annual fee of 0.50% of the average daily net assets of the Fund invested in Class A shares and 1.00% of the average daily net assets of the Fund invested in Class C shares to help defray the cost of distributing shares.  The 12b-1 fees are used by the distributor to compensate qualifying financial institutions (such as banks, brokers-dealers and other industry professionals) who sell shares and provide distribution-related and other services to the Fund's shareholders to the extent these institutions are allowed to do so by applicable statutes, rules or regulations.  The Fund may also pay no more than 0.25% of these amounts directly to the Adviser, to be used by the Adviser to compensate any entity, including registered broker-dealers, custodians, investment advisers, financial planners, 401(k) administrators, etc, that perform certain administrative or other servicing functions for the Fund’s shareholders.

Under the No-Load Class Plan, the Fund pays the Advisor an annual fee of 0.25% of the average daily net assets of the Fund invested in No-Load Class shares to help defray the cost of servicing the No-Load Class shares. The Advisor will use these fees to compensate with a “service fee,” any entities that perform certain administrative or other servicing functions for the Fund’s No-Load Class shares, including registered broker-dealers, custodians, mutual fund platform sponsors, investment advisers, financial planners, 401(k) administrators, etc.

The Plans are compensation plans, which means that compensation is provided irrespective of actual 12b-1 fees incurred. For the year ended August 31, 2013, Class A incurred 12b-1 expenses of $48,960, Class C incurred 12b-1 expenses of $2,424, and No Load Class incurred 12b-1 expenses of $2,236.

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended August 31, 2013, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities                          $ 25,708,982

Sales

Investment Securities                          $ 29,367,319

NOTE 6. TAX MATTERS

At August 31, 2013, the aggregate cost of securities for federal income tax purposes was $9,730,929.

As of August 31, 2013, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation                               $  1,607,292

Gross (Depreciation)                                  (217,393)

Net Appreciation on Investments *         $  1,389,899

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012, were as follows:

	August 31, 2013	August 31, 2012
Distributions paid from:
Ordinary Income	$ -	$ -
Return of Capital	-	-
Total	$ -	$ -

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward                                                $     (559,079)

Accumulated Net Investment Loss                                             (76,440)

Net Unrealized Appreciation *                                                 1,389,899

                                                                                        $       754,380

* Differences between financial reporting basis and tax-basis are primarily attributable to wash sales which amounted to $15,240.

NOTE 7. CAPITAL LOSS CARRYFORWARD

Under the recently enacted Regulated Investment Company Act of 2010 (the “Act”), funds are permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term characters of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital loss carryforwards must be utilized before pre-enactment losses and therefore pre-enactment losses may be more likely to expire unused. The Fund’s capital loss carryforward amounts as of August 31, 2013, are as follows:

Capital Loss Carryforward	Amount
Expiring August 31, 2018	$ 559,079
Total	$ 559,079

To the extent that the capital loss carryforwards are used to offset future realized capital gains, it is probable that the amount, which is offset, will not be distributed.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2013, TD Ameritrade, Inc. owned, for the benefit of its customers, 32.77% of the outstanding shares.

NOTE 9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Sparrow Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sparrow Growth Fund (the “Fund”), as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sparrow Growth Fund as of August 31, 2013, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

October 28, 2013

SPARROW GROWTH FUND

EXPENSE ILLUSTRATION

AUGUST 31, 2013 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2013 through August 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds.  In addition, if these transactional costs were included, your cost could have been higher.

Class A	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2013	August 31, 2013	March 1, 2013 to August 31, 2013

Actual	$1,000.00	$1,120.98	$12.88
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.06	$12.23

*Expenses are equal to the Fund’s annualized expense ratio of 2.41% for Class A, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2013	August 31, 2013	March 1, 2013 to August 31, 2013

Actual	$1,000.00	$1,117.18	$15.58
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,010.49	$14.80

*Expenses are equal to the Fund’s annualized expense ratio of 2.92% for the Class C, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

No Load Class	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2013	August 31, 2013	March 1, 2013 to August 31, 2013

Actual	$1,000.00	$1,121.74	$11.61
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.27	$11.02

*Expenses are equal to the Fund’s annualized expense ratio of 2.17% for the No Load Class, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

SPARROW GROWTH FUND

ADDITIONAL INFORMATION

AUGUST 31, 2013 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period, are available without charge upon request by (1) calling the Fund at (888) 727-3301 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-727-3301.

Advisory Renewal Agreement - The Trustees considered the renewal of the Investment Advisory Agreement at an in person meeting held July 31, 2013.  The factors considered by the Board of Trustees included: (i) the Advisor's business and the qualifications of its personnel, (ii) the nature, extent and quality of the services provided by the Advisor to the Fund, (iii) the investment performance of the Advisor, (iv) the costs of the services to be provided and the profits to be realized by the Advisor, (v) the extent to which economies of scale will be realized as the Fund grows, and (vi) whether the fee levels reflect these economies of scales to the benefit of shareholders.

As to the nature, extent, and quality of the services provided by the Advisor, the Board considered the Advisor's investment strategies and execution of those strategies.  The Trustees reviewed elements from the Advisor's ADV Parts I and II, which describes the operations and policies of the Advisor.  The Trustees also reviewed a report from the Advisor, in which the Advisor addressed a series of questions prepared by the Trust's legal counsel, the responses to which provided information relevant to their deliberations (the "Report").  The Report included information regarding, among other things, the personnel of the Advisor and the Advisor's compliance activities.  The Advisor certified to the Board that it had complied with the Trust's Code of Ethics.  The Trustees noted that an examination of the Trust and Advisor were nearing conclusion as the SEC staff had submitted deficiency letters and that the Trust and Advisor where in the process of responding to the letters with an outline of remedial actions taken or to be taken.  The Trustees concluded that the examination findings did not impair the Trust’s or the Advisor’s ability to continue to operate.  Next, the Trustees noted there has been no litigation involving the Fund and no changes in personnel of the Advisor.  The Board discussed the compliance activities of the Trust's Chief Compliance Officer (CCO).  The Trustees also noted that, based on financial information provided by the Advisor, it has sufficient resources to continue meeting its obligations to the Fund.  Based on the information in the Report and their discussions with Mr. Sparrow, the Trustees concluded the Advisor had provided high quality services to the Fund, and that the nature and extent of the services provided by the Advisor were reasonable and consistent with the Board's expectations.

As to the Fund's performance, the Board reviewed information in the Report regarding the Fund's returns for various periods from 2003 to 2013.  The Trustees noted that the Fund, as measured by Class A performance, had outperformed its securities market benchmark, the S&P 500 Index, as well as its Morningstar Large Cap Growth peer group in a majority of the past 10 calendar years.  Next, the Trustee noted that during the one-year period ended June 30, 2013, the Fund had underperformed its benchmark and peer group, but did produce positive performance that was within the range of performance produced by funds in the peer group.  Further, the Trustees observed that for the six-month and three-year periods the Fund outperformed both the benchmark and peer group.  Specifically, they noted the Fund exceeded the peer group by four and two percent over the six-month and three-year periods, respectively.  The Trustees then generally discussed the nature and consistency of the performance of the Fund compared to its peer group and benchmark.  The Trustees determined that while the Fund had not performed as well as it might have relative to the benchmark and peer group, in all periods, performance was relatively good.  Following additional discussion, it was the consensus of the Trustees that the Fund's performance under the Advisor was satisfactory.

The Board reviewed information comparing the management fee and expense ratio of the Fund to the fees and expenses paid by funds in a Morningstar peer group of funds with less than $200 million in assets employing a large-cap growth equity investment strategy.  The Trustees noted that the Fund's management fee of 1.00%, while above the 0.78% average, was within a range of reasonable management fees in the peer group (0.17% to 1.95%).  The Trustees further noted, that while the Fund’s expense ratios (2.61%, 3.19% and 2.35% for Class A, Class C and No-Load class shares, respectively) where above the peer group average of 2.27% (measured after taking into account the effect of any peer group expense caps), they were nonetheless within the range of reasonable total expenses (0.84% to 7.14%) for the peer group.  Following discussion, it was the consensus of the Board that the Fund's expense ratio and management fee were reasonable considering the size of the Fund.

As to the profitability of the Advisor, the Board reviewed financial information and tax-related information provided by the Advisor.  The Trustees noted that the Advisor was not profitable based upon the Fund’s management fees and Advisor expenses.  Thus it was the consensus of the Board that the Advisor was not excessively profitable.  As to economies of scale, it was the consensus of the Trustees that economies of scale could be realized as the Fund's assets grow to over $25 million but were not achievable at this time.

As a result of their deliberations, the Board determined that the overall arrangement provided under the terms of the Investment Advisory Agreement was a reasonable business arrangement and that the renewal of the Investment Advisory Agreement was in the best interests of the Trust and the Fund's shareholders.

Trustees & Officers of the Trust

The following table provides information regarding each Trustee who is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address*, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gerald R. Sparrow** Age: 53	Trustee, President, Secretary, Treasurer, Chief Compliance Officer	Indefinite Term; Since inception.	Director and President of Sparrow Capital Management, Inc.; Former President of Buford Dickson Harper Sparrow, an advisory company from 1995 to March 2004; General partner of Sparrow Fund L.P., an advisory company.	1	None

*     Address of each officer is 211 N. Broadway, Suite 2080, St. Louis, MO 63102.

**   Mr. Sparrow is an “interested” person because he is the President of the Advisor.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address*, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Richard N. Priest Age: 81	Independent Trustee	Indefinite Term; since 2003.	Vice President (Retired) of the New York Stock Exchange.	1	South Side Day Nursery; Missouri Bar Association Advisory Committee
Donald D. Woodruff Age: 56	Independent Trustee	Indefinite Term; Since inception.	President of Robinson, Inc. a retail (sales of hearing aids) company from June 1992 through present.	1	None

* Address of each Trustee is 211 N. Broadway, Suite 2080, St. Louis, MO 63102.

TRUSTEES

Gerald R. Sparrow

Richard N. Priest

Donald D. Woodruff

OFFICERS

Gerald R. Sparrow, President, Chief Compliance Officer, Secretary and Treasurer

INVESTMENT ADVISOR

Sparrow Capital Management, Inc.

211 N. Broadway, Suite 2080

St. Louis, MO 63102

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

41 S. High Street, 17th Floor

Columbus, OH  43215

CUSTODIAN

US Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive Suite 400

Broadview Heights, OH 44147

Additional information about the Trustees is available in the Fund's Statement of Additional Information which is available, without charge, upon request by calling (888) 727-3301.

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, there have not been any waivers to the provisions of the waivers.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Richard Priest is an audit committee financial expert.  Mr. Priest is independent for purposes of this Item 3.  He has gained his qualifications as a financial expert through experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 12,700

FY 2012

$ 12,000

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2013

$ 2,500

FY 2012

$ 2,000

Nature of the fees:

Review of the 1120-RICS  and Excise Returns.

(d)

All Other Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2013

$ 2,500

FY 2012

$ 2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable – applies to closed-end funds only.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable – applies to closed-end funds only.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies.  Not applicable – applies to closed-end funds only.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not applicable – the registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 31, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sparrow Funds

By /s/ Gerald Sparrow

*Gerald Sparrow

President

Date November 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gerald Sparrow

*Gerald Sparrow

President and Treasurer

Date November 4, 2013

* Print the name and title of each signing officer under his or her signature.